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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2004

Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01 and 2.03 Entry into a Material Definitive Agreement; Creation of a Direct Financial Obligation.

        On November 19, Plains Marketing, L.P. ("PMLP"), a wholly-owned subsidiary of Plains All American Pipeline, L.P., entered into a Restated Credit Agreement (the "Agreement") by and among PMLP as Borrower, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager, and certain financial institutions as Lenders.

        The Agreement documents a $400,000,000 Uncommitted Senior Secured Discretionary Contango Facility (replacing a similar $300 million facility) pursuant to which PMLP may borrow for purposes of purchasing hedged crude oil inventory. Borrowings are secured by liens on the inventory against which borrowings are made, as well as the purchase contracts and receivables related to such inventory. Interest accrues on any borrowings at a rate equal to either LIBOR or the Administrative Agent's prime rate (at the election of the borrower) plus, in the case of a LIBOR loan, an additional margin that depends on the Partnership's credit rating at the time. Currently, the additional margin is 0.625%. PLMP has the right to increase the facility amount to a maximum of $500,000,000 by adding a lender or lenders to the facility, or by allowing an existing lender to increase its portion of the facility. The lenders are not committed to lend under the facility until they have agreed to lend under a specific borrowing request. Pursuant to the Agreement, PMLP may submit borrowing requests through November 19, 2005.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

  10.1
  Restated Credit Agreement dated November 19, 2004 by and among Plains Marketing, L.P., as Borrower, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager, and certain financial institutions, as Lenders.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
Date: November 24, 2004	By:	Plains AAP, L.P., its general partner
	By:	Plains All American GP LLC, its general partner
	By:	/s/ TIM MOORE Name: Tim Moore Title: Vice President

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Restated Credit Agreement dated November 19, 2004 by and among Plains Marketing, L.P., as Borrower, Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Book Manager, and certain financial institutions, as Lenders

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  Items 1.01 and 2.03 Entry into a Material Definitive Agreement; Creation of a Direct Financial Obligation.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS